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                                                                  EXHIBIT 10.68

                       ASSIGNMENT OF REAL ESTATE AGREEMENT


                  THIS AGREEMENT (this "AGREEMENT") is entered into as of the 24th day of September, 1997 by TOWER EQUITIES AND REALTY CORP., a New York Corporation ("ASSIGNOR") and TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("ASSIGNEE").


                              W I T N E S S E T H:

                  WHEREAS, Assignor has previously entered into that certain Real Estate Sale Agreement dated February 12, 1997 (the "CONTRACT") with Executive Villas Limited Partnership, an Arizona limited partnership ("OWNER"), as seller, and Assignor, as purchaser, for the purchase of the property located in the City of Phoenix, County of Maricopa and State of Arizona and known as 3225 North Central Avenue, as more particularly described on EXHIBIT A attached hereto; and

                  WHEREAS, Assignor desires to assign all of its right, title and interest under the Contract to Assignee as of the Effective Date (as hereinafter defined).

                  NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. For purposes of this Agreement, the term "EFFECTIVE DATE" shall mean the closing of the sale of the shares of stock of Tower Realty Trust, Inc. to the public pursuant to an offering registered with the Securities Exchange Commission.

                  2. Effective as of the Effective Date, Assignor hereby assigns unto Assignee all of its right, title and interest under the Contract (the "ASSIGNMENT").

                  3. Effective as of the Effective Date, Assignee hereby accepts the Assignment.

                  4. Assignor shall not take any action with respect to the Contract without the prior consent of Assignee.

                  5. In the event that the Effective Date shall not have occurred by December 31, 1997, this Agreement shall immediately terminate without the necessity of any further action by either party and this Agreement shall be deemed null and void.
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                  6. Notwithstanding anything to the contrary contained herein, this Agreement shall not be binding on, enforceable against, or effective as to the Owner until all conditions stated in the Contract for a valid assignment have been satisfied. Assignor and Assignee shall each use their best efforts to satisfy all such conditions as soon as possible.

                  7. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.



                         [NO FURTHER TEXT ON THIS PAGE]
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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date and year first above written.



                                   TOWER EQUITIES AND REALTY CORP.



                                   By: /s/ Lawrence Feldman
                                       -----------------------
                                       Name:  Lawrence Feldman
                                       Title: President




                                   TOWER REALTY OPERATING
                                   PARTNERSHIP, L.P.

                                   By: Tower Realty Trust, Inc., general partner



                                       By:  /s/ Lawrence Feldman
                                            -----------------------
                                            Name:  Lawrence Feldman
                                            Title: Chairman & CEO
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                                    EXHIBIT A

                             [Property Description]
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                                  EXHIBIT "A"

PARCEL NO. 1:

Lots 1 and 2, TRANSYLVANIA TRACT, according to Book 6 of Maps, Page 19, records of Maricopa County, Arizona; and the East 40 feet of Lots 20 and 22, MONTEREY TERRACE, according to Book 27 of Maps, Page 25, records of Maricopa County, Arizona;

EXCEPT the North 5 feet of Lot 1; and

EXCEPT that part of Lot 1, TRANSYLVANIA TRACT, described as follows:

BEGINNING at the Northwest corner of said Lot 1; THENCE East, along the North line of Lot 1, a distance of 10 feet;
THENCE Southwesterly to a point on the West line of Lot 1, distant 10 feet South of the Northwest corner thereof;
THENCE North, along the West line of Lot 1, a distance of 10 feet to the point of beginning; and

EXCEPT that part of Lot 1 bounded by the South line of said North 5 feet, the West line of said Lot 1, and the arc of a circular curve concave Southeasterly, having a radius of 12 feet, and being tangent to said South line and to said West line;

EXCEPT any part thereof lying within the parcel of land described as follows:

BEGINNING at the Northwest corner of said Lot 1;
THENCE  East, along the North line thereof, a distance of 10 feet;
THENCE Southwest to a point on the West line of said Lot 1 which is 10 feet South of the point of beginning;
THENCE to the point of beginning.

PARCEL NO. 2:

Lots 3, 4, 5 and 6. TRANSYLVANIA TRACT, according to Book 6 of Maps, Page 19, records of Maricopa County, Arizona; and Lots 10, 12, 14, 16 and 18, MONTEREY TERRACE, according to Book 27 of Maps, Page 25, records of Maricopa County, Arizona;

EXCEPT the North 5 feet of Lots 3, 4, 5 and 6, and

EXCEPT that part of Lot 6 described as follows:

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                             EXHIBIT 'A' CONTINUED

BEGINNING at the intersection of the East line of said Lot 5 with the South line of the North 5 feet thereof;
THENCE Westerly, along said South line, a distance of 5 feet;
THENCE Southeasterly to a point on said East line which is 5 feet Southerly of the point beginning;
THENCE to the point of beginning.

PARCEL NO. 3:

That certain alley adjoining the North lines of Lots 10, 12, 14, 16, and 18, and adjoining the West line of said Lot 18, as said lot and alley are shown on the Official Plat of MONTEREY TERRACE, according to Book 27 of Maps, Page 25, records of Maricopa County, Arizona.

EXCEPT from said Parcels 1, 2 and 3 above, all oil, gas and other minerals in, on or under, or which may be produced from said land;

EXCEPT from the above exception all rights to the surface and that portion of the sub-surface lying above a plane distant 500 feet below the surface of said land for the purpose of exploration, development or production of minerals, oil, gas and other hydrocarbon substances.

PARCEL NO. 4:

That part of Lot 8, MONTEREY TERRACE, according to Book 27 of Maps, Page 25, records of Maricopa County, Arizona, lying Westerly of the Southerly prolongation of the West line of Lot 7, TRANSYLVANIA TRACT, according to Book
6 of Maps, Page 19, records of Maricopa County, Arizona, including that part of the abandoned alley adjoining said lot on the North;

EXCEPT BEGINNING at the intersection of the South line of said Lot 8 with the Southerly prolongation of the West line of Lot 7, TRANSYLVANIA TRACT;
THENCE Northerly along said West line, a distance of 3 feet;
THENCE Southwesterly to a point on said South line which is 3 feet Westerly of the point of beginning;
THENCE to the point of beginning.